UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2012

CAPITAL TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue, 14th Floor, New York, NY 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Indemnification Agreements with Directors and Officers

On December 19, 2012, Capital Trust entered into indemnification agreements (the “Indemnification Agreements”) with each of its directors, Geoffrey G. Jervis, Capital Trust’s chief financial officer, treasurer and secretary, and Thomas C. Ruffing, Capital Trust’s chief credit officer and head of asset management (each, an “Indemnitee”). The Indemnification Agreements provide that Capital Trust will, subject to certain limitations and exceptions, indemnify, to the fullest extent permitted under Maryland law, and advance expenses to, each Indemnitee, in connection with (among other things) the Indemnitee’s capacity as a director, officer, employee or agent of Capital Trust. This obligation includes, subject to certain terms and conditions, indemnification for any expenses (including reasonable attorneys’ fees), judgments, fines, penalties and settlement amounts actually and reasonably incurred by the Indemnitee in connection with any threatened or pending action, suit or proceeding. Capital Trust may be required to advance such expenses, in which case the Indemnitee will be obligated to reimburse Capital Trust for the amounts advanced if it is later determined that the Indemnitee is not entitled to indemnification for such expenses.

The indemnification provided under the indemnification agreement is not exclusive of any other indemnity rights.

The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the complete terms of the Indemnification Agreements, a form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 19, 2012 (the “Closing Date”), pursuant to the previously announced purchase and sale agreement, dated September 27, 2012 (the “Purchase Agreement”), by and between Capital Trust, Inc. (“Capital Trust”) and Huskies Acquisition LLC (the “Purchaser”), an affiliate of The Blackstone Group L.P. (“Blackstone”), and the Assignment Agreement, dated as of the Closing Date (the “Assignment Agreement” and, together with the Purchase Agreement, the “Transaction Agreements”), by and among Capital Trust, the Purchaser and Blackstone Holdings III L.P., an affiliate of Blackstone (“Holdings III”), Capital Trust completed (i) the disposition of its investment management and special servicing business, including CT Investment Management Co., LLC (“CTIMCO”) and related private investment fund co-investments for a purchase price of $21,424,028 to the Purchaser and Holdings III (the “Investment Management Business Sale”), and (ii) the sale to Holdings III of 5,000,000 shares (the “New CT Shares”) of Capital Trust’s class A common stock, par value $0.01 per share (the “Common Stock”), for a purchase price of $10,000,000 (the “Purchaser Investment”).

Pursuant to the Transaction Agreements, Capital Trust sold to the Purchaser and Holdings III:

•	all of the issued and outstanding limited liability company interests in CTIMCO, through which Capital Trust operated its investment management and special servicing business;

•

all of the issued and outstanding limited liability company interests in CT OPI Investor, LLC, the entity through which Capital Trust co-invested as a limited partner in CT Opportunity Partners I, L.P., an investment fund managed by CTIMCO;

•

all of the issued and outstanding limited liability company interests in CT High Grade Partners II Co-Invest, LLC, the entity through which Capital Trust co-invested as a non-managing member of CT High Grade Partners II, LLC, an investment fund managed by CTIMCO; and

•	all 100 outstanding shares of class A preferred stock of CT Legacy REIT Mezz Borrower, Inc.

The foregoing description of the Transaction Agreements, Investment Management Business Sale and the Purchaser Investment does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Purchase Agreement and the Assignment Agreement, copies of which are filed as Exhibits 2.1 and 10.2 to this Current Report, respectively, and incorporated herein by reference.

Special Dividend of $2.00 Per Share

Capital Trust paid the previously announced $2.00 per share special cash dividend on December 20, 2012. Pursuant to the New York Stock Exchange’s “due bills” trading procedure, holders of Common Stock (other than those shares newly issued to Blackstone) at the close of business on the December 20, 2012 are entitled to receive the dividend payment, and the common stock began to trade ex-dividend on December 21, 2012.

New Management Agreement

Pursuant to the terms of the Purchase Agreement, on the Closing Date, Capital Trust entered into a new management agreement (the “New Management Agreement”) with BREDS / CT Advisors L.L.C., an affiliate of Blackstone (the “New CT Manager”), pursuant to which Capital Trust is now managed by the New CT Manager pursuant to the terms and conditions of the New Management Agreement.

The New Management Agreement requires the New CT Manager to manage Capital Trust’s investments and its day-to-day business and affairs in conformity with Capital Trust’s investment guidelines (the “Investment Guidelines”) and other policies that are approved and monitored by the board of directors of Capital Trust (the “Board”). Among other things, the New CT Manager will be responsible for (i) the selection, the origination or purchase and the sale, of Capital Trust’s portfolio investments, (ii) Capital Trust’s financing activities and (iii) providing Capital Trust with investment advisory services. The New CT Manager’s role as manager will be under the supervision and direction of the Board.

Pursuant to the terms of the New Management Agreement, Capital Trust will pay the New CT Manager a base management fee in an amount equal to the greater of: (i) $250,000 per annum and (ii) 1.50% per annum of Equity (as defined in the New Management Agreement). Based on the calculation of Equity in the New Management Agreement, unless Equity is increased, the base management fee is expected to be $250,000 per annum. In addition, pursuant to the terms of the New Management Agreement, the New CT Manager may earn a quarterly incentive fee equal to 20% of the amount equal to the prior 12 months’ Core Earnings (as defined in the New Management Agreement) minus 7% of the prior 12 months’ Equity, as reduced by the incentive fees for the first three quarters of the prior 12-month period, subject to a three-year look back requiring positive Core Earnings for the look back period.

The foregoing description of the New Management Agreement does not purport to be complete and is qualified in its entirety by reference to the complete New Management Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report and incorporated herein by reference.

Registration Rights Agreement

Pursuant to the terms of the Purchase Agreement, on the Closing Date, Capital Trust entered into a registration rights agreement with Holdings III (the “Registration Rights Agreement”) pursuant to which, on and after December 19, 2013, Holdings III may require Capital Trust to prepare and file a shelf registration statement relating to the resale of the New CT Shares by Holdings III and under certain circumstances may require Capital file up to four resale registration statements on demand and provide “piggyback” registration rights with respect to resale of the New CT Shares.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report and incorporated herein by reference.

Lease Assignment

Pursuant to the terms of the Purchase Agreement, on the Closing Date, Capital Trust and Blackstone Holdings I L.P., an affiliate of Blackstone (“Holdings I”), entered into an Assignment and Assumption of Lease (“Lease Assignment”) with respect to the lease of Capital Trust’s headquarters at 410 Park Avenue, New York, New York (the “Lease”), pursuant to which Holdings I agreed to assume Capital Trust’s obligations under the Lease. Also on the Closing Date, Capital Trust’s landlord, 410 Park Avenue Associates, L.P. (the “Landlord”), entered into a Consent to Assignment of Lease, and Fifth Lease Modification Agreement (the “Consent to Assignment”) with Capital Trust and Holdings I, pursuant to which the Landlord consented to the Lease Assignment. In accordance with the terms of the Consent to Assignment, if Holdings I defaults on the Lease, Capital Trust will be liable for any such default.

The foregoing description of the Lease Assignment and the Consent to Assignment is qualified in its entirety by reference to the complete terms of the Lease Assignment and Consent to Assignment, copies of which are attached as Exhibits 10.5 and 10.6 to this Current Report and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors and Resignation of Messrs. Zell and Hyman.

In accordance with the terms of the Purchase Agreement, upon the Closing Date, the Board, upon the recommendation of the Board’s Corporate Governance Committee, appointed Messrs. John G. Schreiber and Michael B. Nash to the Board. Mr. Schreiber was also appointed as Chairman of the Board.

Mr. Schreiber, age 66, is the President of Centaur Capital Partners, Inc. and a Partner and Co-Founder of Blackstone Real Estate Advisors. Mr. Schreiber has overseen all of Blackstone’s real estate investments since 1992. Previously, Mr. Schreiber served as Chairman and Chief Executive Officer of JMB Urban Development Co. and Executive Vice President of JMB Realty Corp. Mr. Schreiber is a past board member of Urban Shopping Centers, Inc., Host Hotels & Resorts, Inc., The Rouse Company and AMLI Residential Properties Trust and he currently serves on the board of General Growth Properties, Inc., JMB Realty Corp. and a number of mutual funds managed by T. Rowe Price Associates. Mr. Schreiber graduated from Loyola University of Chicago and received an MBA from Harvard Business School.

Mr. Nash, age 51, is a Senior Managing Director of Blackstone and the Chief Investment Officer of Blackstone Real Estate Debt Strategies. He is also a member of the Real Estate Investment Committee for both Blackstone Real Estate Debt Strategies and Blackstone Real Estate Advisors. Mr. Nash graduated from State University of New York at Albany and received an MBA from the Stern School of Business at New York University.

Upon the Closing (as defined in the Purchase Agreement), Messrs. Samuel Zell, the Chairman of the Board prior to the Closing, and Edward S. Hyman resigned as members of the Board. In recognition of Mr. Zell’s longstanding service as Chairman of the Board, upon the recommendation of the Board’s Compensation Committee, Capital Trust provided Mr. Zell with a retirement payment in the amount of $75,000.

Executive Compensation

On December 17, 2012, the Compensation Committee of the Board approved 2012 annual cash bonuses payable to Capital Trust’s named executive officers pursuant to the terms of the Performance-Based Annual Cash Bonus Award Agreements previously entered into with each of Capital Trust’s named executive officers. The cash bonuses awarded to the named executive officers consisted of: $813,917 payable to Stephen D. Plavin, Capital Trust’s chief executive officer and president, $621,133 payable to Mr. Jervis and $378,350 payable to Mr. Ruffing.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Charter Amendment

Pursuant to the Purchase Agreement and as approved by Capital Trust’s stockholders, on the Closing Date, Capital Trust amended its charter to include a provision which provides, among other things, subject to certain exceptions, that none of Blackstone or its affiliates, Capital Trust’s directors or any person Capital Trust’s directors control shall have any duty to refrain directly or indirectly from engaging in business opportunities or competing with Capital Trust (the “Charter Amendment”).

The foregoing description of the Charter Amendment, filed with the Maryland State Department of Assessments and Taxation on December 19, 2012, is qualified in its entirety by reference to the complete terms of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Bylaw Amendment

Effective on the Closing Date, Capital Trust amended and restated its bylaws (the “Bylaws Amendment”) to: (i) provide that the Board shall be comprised of no more than eight members unless agreed to in writing by the Purchaser and (ii) in the event that a vacancy in the Board or committee of the Board is created at any time by the death, disability, retirement or removal of a director designated by the Purchaser pursuant to the Purchase Agreement, the Purchaser has the right to designate an individual as a replacement director to fill such vacancy, subject to the Maryland General Corporation Law and the rules of the New York Stock Exchange.

The foregoing description of the Bylaws Amendment is qualified in its entirety by reference to the complete terms of the Bylaws Amendment, which is filed as Exhibit 3.2 to this Current Report and incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective on the Closing Date, the Board adopted a new Code of Business Conduct and Ethics (the “Code”) that applies to all of Capital Trust’s directors, officers and employees. The new Code takes into account that Capital Trust is now externally managed and covers topics such as business ethics, compliance standards and procedures, confidential information, conflicts of interest, corporate opportunities, protection and proper use of Capital Trust’s assets, fair dealing, compliance with laws and insider trading, public disclosure, international business laws and waivers of the Code, among others.

The foregoing description of the Code is qualified in its entirety by reference to the full text of the new Code, a copy of which is filed as Exhibit 14.1 to this Current Report and is incorporated by reference. The amended Code is posted on Capital Trust’s website at www.capitaltrust.com under the “Corporate Governance” subsection of the “Investor Relations” tab.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 19, 2012, Capital Trust held a special meeting of its stockholders (the “Special Meeting”) in connection with the transactions contemplated by the Purchase Agreement. At the Special Meeting, stockholders considered and voted upon the following proposals to approve:

1.	the Purchase Agreement, including the Investment Management Business Sale, pursuant to the terms and subject to the conditions contained in the Purchase Agreement;

2.	the Purchaser Investment, pursuant to the terms and subject to the conditions contained in the Purchase Agreement;

3.	the entry by Capital Trust into the New Management Agreement;

4.	the Charter Amendment; and

5.	the adjournment of the Special Meeting if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of the foregoing proposals.

The following is a summary of the voting results for each matter presented to the stockholders:

Purchase Agreement and Investment Management Business Sale:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,195,532	1,913,203	168,453	0

Purchaser Investment:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,287,163	1,957,949	32,076	0

New Management Agreement:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,324,121	1,918,487	34,580	0

Charter Amendment:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,294,422	1,950,218	32,548	0

Adjournment of the Special Meeting (if necessary):

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
15,941,499	2,274,302	61,387	0

Item 8.01.	Other Events.

On December 19, 2012, Capital Trust issued a press release announcing the Closing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The Exhibit Index appearing after the signature page of this Current Report is incorporated herein by reference.

As a smaller reporting company, Capital Trust is not required to include pro forma financial information for the Investment Management Business Sale in this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TRUST, INC.
Date: December 21, 2012
	By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Purchase and Sale Agreement, dated September 27, 2012, by and between Capital Trust, Inc. and Huskies Acquisition LLC (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Capital Trust, Inc. on October 3, 2012 and incorporated herein by reference).

3.1	Charter Amendment of Capital Trust, Inc.

3.2	Third Amended and Restated Bylaws of Capital Trust, Inc.

10.1	Form of Indemnification Agreement.

10.2	Assignment Agreement, dated as of December 19, 2012, by and among Huskies Acquisition LLC, Blackstone Holdings III L.P. and Capital Trust, Inc.

10.3	Management Agreement, dated December 19, 2012, by and between Capital Trust, Inc. and BREDS / CT Advisors L.L.C.

10.4	Registration Rights Agreement, dated December 19, 2012, by and between Capital Trust, Inc. and Blackstone Holdings III L.P.

10.5	Assignment and Assumption of Lease, dated as of December 19, 2012, by and between Capital Trust, Inc. and Blackstone Holdings I L.P.

10.6	Consent to Assignment of Lease, and Fifth Lease Modification Agreement, dated December 19, 2012, between 410 Park Avenue Associates, L.P., Blackstone Holdings I L.P. and Capital Trust, Inc.

14.1	Code of Business Conduct and Ethics.

99.1	Press Release, dated December 19, 2012.